Exhibit 10.7A

AMENDMENT NO. 1

TO SUPPLEMENT

TO LOAN AND SECURITY AGREEMENT

This Amendment No. 1 to Supplement to Loan and Security Agreement (this “Amendment”) is made as of August 28, 2007, by and between EnteroMedics Inc., a Delaware corporation (“Borrower”), and each of Venture Lending & Leasing IV, Inc., a Maryland corporation (“VLL4”), and Venture Lending & Leasing V, Inc., a Maryland corporation (“VLL5”). Each of VLL4 and VLL5 is referred to herein as “Lender”.

Recitals

A. Borrower and each Lender entered into that certain Loan and Security Agreement, and that certain Supplement to Loan and Security Agreement, both dated as of May 17, 2007 (the “Loan Agreement” and “Supplement,” respectively);

B. Borrower and Lender wish to amend the Loan Agreement and Supplement to reflect, among other things, that: (i) the Termination Date for the availability of a portion of the Second Tranche of the Commitment will be extended; and (ii) certain other provisions of the Loan Agreement and Supplement will be modified on the terms and subject to the conditions set forth herein; and

C. Except where the context otherwise requires, or unless this Amendment otherwise provides, all words and expressions defined in the Loan Agreement and Supplement when used or referred to in this Amendment shall have the same meaning as those provided for in the Loan Agreement and Supplement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between Borrower and Lender as follows:

1. Amendment to Part 1 of Supplement. The definition of “Termination Date” in Part 1 of the Supplement is hereby amended and restated in their entirety as follows:

“Termination Date”: The Termination Date is the earlier of: (i) the date Lender may terminate making Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement, or (ii)(A) with respect to the First Tranche of the Commitment, May 25, 2007; and (B) with respect to the Second Tranche of the Commitment, August 31, 2007; provided, that such date shall be extended from August 31, 2007 to October 31, 2007 with respect to fifty percent (50%) of the Second Tranche of the Commitment (i.e., $1,250,000 per Lender).

2. Amendment to Part 2 of Supplement. Section 1(c) of Part 2 of the Supplement is hereby amended and restated in its entirety as follows

(c) Repayment of Growth Capital Loans.

(i) Repayment of Growth Capital Loans funded on or before August 31, 2007. Principal of and interest on each Growth Capital Loan funded on or before August 31, 2007 shall be payable as set forth in a Note (substantially in the form of Exhibit “A” hereto) evidencing such Loan, which Note shall provide substantially as follows: principal and interest at the Designated Rate shall be fully amortized over a period of 30 months in equal, monthly installments, commencing after an initial 6-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Growth Capital Loan evidenced by such Note, Borrower shall pay to Lender (i) if the Borrowing Date is not the first day of the month interest only at the

Interest-Only Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at the Interest-Only Rate, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall pay interest only at the Interest-Only Rate, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the seventh full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 30 equal consecutive installments in an amount sufficient to fully amortize the Loan evidenced by such Note. Borrower shall pay the Terminal Payment on the date of the last amortization payment.

(i) Repayment of Growth Capital Loans funded on or after September 1, 2007. Principal of and interest on each Growth Capital Loan funded on or after September 1, 2007 shall be payable as set forth in a Note (substantially in the form of Exhibit “A” hereto) evidencing such Loan, which Note shall provide substantially as follows: principal and interest at the Designated Rate shall be fully amortized over a period of 30 months in equal, monthly installments, commencing after an initial 4-month period of interest-only, monthly payments. In particular, on the Borrowing Date applicable to the Growth Capital Loan evidenced by such Note, Borrower shall pay to Lender (i) if the Borrowing Date is not the first day of the month interest only at the Interest-Only Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note, for the period from such Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) a first (1st) interest only installment at the Interest-Only Rate, in advance, on the outstanding principal balance of the Note for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of each of the third and the fourth full months after the Borrowing Date, Borrower shall pay interest only at the Interest-Only Rate, in advance, on the outstanding principal balance of this Note for the ensuing month. Commencing on the first day of the fifth full calendar month after the Borrowing Date, and continuing on the first day of each consecutive calendar month thereafter, principal and interest at the Designated Rate shall be payable, in advance, in 30 equal consecutive installments in an amount sufficient to fully amortize the Loan evidenced by such Note. Borrower shall pay the Terminal Payment on the date of the last amortization payment.

3. Amendment to Part 4 of Supplement. Exhibit “A” to the Supplement, the form of Promissory Note, is hereby amended and restated in its entirety by Exhibit “A” attached to this Amendment.

4. Conditions to Effectiveness. This Amendment shall be effective upon the delivery to Lender or its counsel of Borrower’s original counterpart signature pages hereto.

5. Borrower’s Representations. Borrower hereby represents and warrants to Lender that: Borrower has full corporate power and authority to execute and deliver this Amendment, and to perform the obligations of its part to be performed hereunder and under the Loan Agreement and Supplement as amended hereby; Borrower has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment; no consent, approval or authorization of any Person (other than any of the foregoing as has been obtained or will be timely obtained by Borrower) is or will be required in connection with the execution or delivery by Borrower of this Amendment or the performance by Borrower of the Loan Agreement and Supplement as amended hereby; and this Amendment, and the Loan Agreement and Supplement as amended hereby each are, or upon delivery thereof to

Lender will be, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

6. Miscellaneous.

6.1 This Amendment may be executed in any number of counterparts and by facsimile or other means of electronic transmission with the same effect as if the parties had all signed the same document in ink. All counterparts shall be construed together and shall constitute one instrument.

6.2 This Amendment, together with the Loan Agreement and Supplement, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify or otherwise affect the provisions hereof.

6.3 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality or enforceability of such provision in any other instances, or the validity, legality or enforceability of any other provisions of this Amendment.

6.4 In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Loan Agreement and Supplement, the provisions of this Amendment shall govern and control.

6.5 Except as provided herein, all terms and conditions of the Supplement, the Loan Agreement and the other Loan Documents remain in full force and effect. Borrower hereby ratifies, confirms and reaffirms all representations, warranties and covenants contained therein. To its current actual knowledge, Borrower acknowledges and agrees that Borrower does not have any offsets, defenses or counterclaims against Lender thereunder.

6.6 This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California without regarding to conflicts of law.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BORROWER:	ENTEROMEDICS INC.

	By:	/s/ Mark Knudson
	Name:	Mark Knudson
	Title:	President and CEO

LENDER:	VENTURE LENDING & LEASING IV, INC.

	By:	/s/ Ronald W. Swenson
	Name:	Ronald W. Swenson
	Title:	Chief Executive Officer

LENDER:	VENTURE LENDING & LEASING V, INC.

	By:	/s/ Ronald W. Swenson
	Name:	Ronald W. Swenson
	Title:	Chief Executive Officer

EXHIBIT “A”

[Note No. X-XXX]

$	, 200__
San Jose, California

The undersigned (“Borrower”) promises to pay to the order of VENTURE LENDING & LEASING [IV/V], INC., a Maryland corporation (“Lender”), at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum equal to [the Prime Rate (as defined in the Loan Agreement referred to below) as published on the Business Day on which Lender prepares this Note following Borrower’s submission of the Borrowing Request therefor, plus 2.00% but not less than 10.25%) (the “Designated Rate”), except as otherwise provided herein, according to the payment schedule described herein, and a Terminal Payment in the sum of [3.10% of face amount of Loan] Dollars ($__________) payable on the Maturity Date.

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated as of May 17, 2007, between Borrower and Lender (as the same have been and may be amended, restated and supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as follows:

[if Loan funded on or before August 31, 2007 then use the next 3 paragraphs]

On the Borrowing Date, Borrower shall pay [if the Borrowing Date is not the first day of the month interest at a rate equal to [the Prime Rate as published on the Business Day on which Lender prepares this Note plus 4.23%, but in no event less than 12.48%], in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]___; and (ii)] interest only at a rate equal to [the Prime Rate as published on the Business Day on which Lender prepares this Note plus 4.23%, but in no event less than 12.48%] (the “Interest-Only Rate”) in advance, on the outstanding principal balance of this Note in the amount of $_____________ for the month of [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third through the sixth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at the Interest-Only Rate on the principal balance outstanding hereunder in the amount of $_____________ each.

Commencing on the first day of the seventh full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in thirty (30) equal consecutive installments of _________________________________ Dollars ($__________) each. The Terminal Payment and unpaid expenses, fees, interest and principal amount shall be due and payable on ________________________ 200__.]

[if Loan funded on or after September 1, 2007 then use the next 3 paragraphs]

On the Borrowing Date, Borrower shall pay [if the Borrowing Date is not the first day of the month interest at a rate equal to [the Prime Rate as published on the Business Day on which Lender prepares this Note plus

4.23%, but in no event less than 12.48%], in advance, on the outstanding principal balance of this Note for the period from the Borrowing Date through [the last day of the same month]___; and (ii)] interest only at a rate equal to [the Prime Rate as published on the Business Day on which Lender prepares this Note plus 4.23%, but in no event less than 12.48%] (the “Interest-Only Rate”) in advance, on the outstanding principal balance of this Note in the amount of $_____________ for the month of [date of first regular interest only payment].

Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of the third and the fourth full months after the Borrowing Date, Borrower shall make payments, in advance, of interest only at the Interest-Only Rate on the principal balance outstanding hereunder in the amount of $_____________ each.

Commencing on the first day of the fifth full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest at the Designated Rate shall be payable, in advance, in thirty (30) equal consecutive installments of _________________________________ Dollars ($__________) each. The Terminal Payment and unpaid expenses, fees, interest and principal amount shall be due and payable on ________________________ 200__.]

This Note may be voluntarily prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any payment under this Note by more than five (5) Business Days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

This Note shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

ENTEROMEDICS INC.

By:
Name:
Its: